UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2015

STELLAR BIOTECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-54598	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

332 E. Scott Street
Port Hueneme, California 93041
(Address of principal executive offices) (Zip Code)

(805) 488-2800
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                      Material Modification to Rights of Security Holders

On August 26, 2015, the Board of Directors of Stellar Biotechnologies, Inc. (the “Company”) approved a share consolidation (reverse stock split) of the Company’s common shares, without par value per share (the “Common Shares”), on the basis of one (1) post-consolidated Common Share for every ten (10) pre-consolidated Common Shares (the “Reverse Split”).  The Company anticipates that the Reverse Split will be effective as of 12:01 a.m. Pacific Time on September 2, 2015 (the “Effective Date”), contingent upon approval from the TSX Venture Exchange (“TSX-V”) and the Financial Industry Regulatory Authority (“FINRA”).

The Reverse Split will not be effective until the Company receives approval from the TSX-V and FINRA.  On the Effective Date every ten of the Company’s issued and outstanding Common Shares without par value will be consolidated into one Common Share without par value.  Each fractional share remaining after consolidation that is less than one-half of a share will be cancelled and each fractional share that is at least one-half of a share will be converted to one whole share.  The Reverse Split will reduce the number of Common Shares outstanding from 79,847,550 million to approximately 7,984,755 million.

Item 7.01                      Regulation FD Disclosure.

On August 28, 2015, the Company issued a press release announcing the Reverse Split.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, and include statements regarding the proposed Effective Date of the Reverse Split.  Any forward-looking statements contained herein are based on current expectations, and are subject to a number of risks and uncertainties, including anticipated clearance of the Reverse Split with TSX-V and FINRA.  Given these uncertainties, investors should not place undue reliance on these forward-looking statements.  Additional risk factors relating to the Common Shares are included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2014, and other filings the Company makes with the Securities and Exchange Commission, including quarterly reports on Form 10-Q and current reports on Form 8-K.  All forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof, based on information available to the Company as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements, except as required by law.

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Description
4.2	Specimen Common Stock Certificate
99.1	Press Release, dated August 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellar Biotechnologies, Inc.

Date: August 28, 2015                                         By:           /s/ Kathi Niffenegger________
Name:           Kathi Niffenegger
Title:           Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.2	Specimen Common Stock Certificate
99.1	Press Release, dated August 28, 2015